                                                                    EXHIBIT 99.2

                              AIRSOFT INCORPORATED
                                 BALANCE SHEET
                    (IN THOUSANDS, EXCEPT SHARE RELATED DATA)

                                                                               MARCH 30,
                                                                                 1996
                                                                               ---------
                                                                              (UNAUDITED)

ASSETS
Current assets:
  Cash and cash equivalents                                                     $ 1,286
  Accounts receivable, net                                                        1,159
  Inventories                                                                        12
                                                                                -------
     Total current assets                                                         2,457

Property, plant and equipment, net                                                  136
Other assets                                                                          6
                                                                                -------
     Total assets                                                               $ 2,599
                                                                                =======

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                                                  113
  Accrued expenses                                                                  169
  Deferred revenue                                                                1,677
                                                                                -------
     Total liabilities                                                            1,959


Stockholders' equity:
  Preferred stock, $.001 par value; 7,000,000 shares
    authorized, 6,739,514 shares oustanding                                       4,486
  Common stock, $.001 par value; 23,000,000 shares
    authorized, 5,012,500 shares outstanding                                        487
  Accumulated deficit                                                            (4,333)
                                                                                -------
     Total stockholders' equity                                                     640
                                                                                -------
     Total liabilities and stockholders' equity                                 $ 2,599
                                                                                =======

                  The accompanying notes are an integral part
                          of the financial statements.

                              AIRSOFT INCORPORATED
                            STATEMENT OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                        THREE MONTHS ENDED
                                                                     -----------------------
                                                                     MARCH 30,     MARCH 31,
                                                                       1996          1995
                                                                     ---------    - --------
              Revenues                                                $  796         $   34
              Cost of revenues                                             -             11
                                                                      ------         ------
              Gross profit                                               796             23
                                                                      ------         ------

              Operating expenses:
                 Research and development                                363            298
                 Selling, general and administrative                     470            530
                                                                      ------         ------
                 Total operating expenses                                833            828
                                                                      ------         ------
              Loss from operations                                       (37)          (805)

              Interest income                                             10             30
                                                                      ------         ------
              Net loss                                                $  (27)        $ (775)
                                                                      ======         ======

              Net loss per share                                     $(0.01)        $(0.15)
                                                                      ======         ======

              Shares used in computing net loss per share             5,013          5,007
                                                                      ======         ======

                 The accompanying notes are an integral part
                         of the financial statements.

                              AIRSOFT INCORPORATED
                            STATEMENT OF CASH FLOWS
                INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS
                                 (IN THOUSANDS)

                                                            THREE MONTHS ENDED
                                                          ---------------------
                                                          MARCH 30,   MARCH 31,
                                                            1996         1995
                                                          ---------------------
                                                               (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                 $  (27)      $ (775)
  Adjustments to reconcile net loss to net cash
     provided by (used in) operating activities:
     Depreciation and amortization                             15           13
     Loss on disposal of property                               -           29
     Changes in assets and liabilities:
        Accounts receivable                                 1,150          (18)
        Inventories                                           (12)
        Prepaid expenses and other current assets              15           15
        Accounts payable                                       32           (1)
        Accrued expenses                                      (63)          42
        Deferred revenue                                     (628)           -
                                                           ------       ------
     Net cash provided by (used in) operating activities      482         (695)
                                                           ------       ------

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchases of property, plant and equipment                  (40)         (52)
                                                           ------       ------
  Change in other assets                                       (6)           -
                                                           ------       ------
Net cash used by investing activities                         (46)         (52)
                                                           ------       ------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from exercise of stock options and warrants          -            5
                                                           ------       ------

Net increase (decrease) in cash and cash equivalents          436         (742)
Cash and cash equivalents, beginning of period                850        2,638
                                                           ------       ------
Cash and cash equivalents, end of period                   $1,286       $1,896
                                                           ======       ======


                   The accompanying notes are an integral part
                          of the financial statements

                                  AIRSOFT, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

1.       BASIS OF PRESENTATION:

         The accompanying unaudited financial statements include the accounts of AirSoft, Inc., and have been prepared by AirSoft, Inc. in accordance with generally accepted accounting principles. In the opinion of management, these unaudited financial statements contain all adjustments, consisting only of those of a normal recurring nature, necessary for a fair presentation of the Company's financial position, results of operations and cash flows at the dates and for the periods indicated. The results of operations for the three-months ended
         March 30, 1996 are not necessarily indicative of the results expected for the full fiscal year. While the Company believes that the disclosures presented are adequate to make these financial statements not misleading, these financial statements should be read in conjunction with the audited financial statements of AirSoft, Inc. included elsewhere in this Form 8-K/A.

2.       NET LOSS PER SHARE:

         Net loss per share is calculated based on the weighted average number of common shares and common equivalent shares assumed outstanding during the period. Because there was a net loss in each period presented, common stock equivalents were not included in the calculation of net loss per share as their impact would be anti-dilutive.

3.       CASH AND CASH EQUIVALENTS:

         The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents, and those with maturities of greater than three months as short-term investments. At March 30, 1996 all of the Company's cash was invested in bank and money market deposit accounts.

4.       SUBSEQUENT EVENT:

         On June 17, 1996, all shares of common and preferred stock of the Company were acquired by Shiva Corporation in exchange for 691,587 shares of Shiva Corporation common stock. Subsequent to this date, the Company is a wholly-owned subsidiary of Shiva Corporation.